UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014 (July 10, 2014)

MINERALRITE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27739	90-0315909
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 South Geneva Road, Lindon, Utah 84042
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 796-8944

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Return to Treasury Agreements

On July 10, 2014, MineralRite Corporation (the “Company”) entered into the certain “return to treasury agreements,” a form of which is appended hereto as Exhibit 10.1 (the “Return Agreements”) with Guy Peckham, Alpha Hydronics, James Bame Attorney Escrows #1 and #2  and James Bame, individually (“Shareholders”) of the Company’s Common Stock pursuant to which the Company agreed to issue to the Shareholders an aggregate of 31,000 shares of its Class B Preferred Stock in exchange for the surrender for cancellation by the Shareholders an aggregate of 31,000,000 shares of Common Stock. These Shareholders agreed to exchange their shares of Common Stock for shares of the Company’s Series B Preferred Stock so that the Company would have a sufficient number of authorized shares available for issuance to meet potential conversions of certain convertible note holders.

Note Exchange Agreement

On July 21, 2014, the Company entered into an exchange agreement with its Chief Executive Officer, Guy Peckham, wherein Mr. Peckham agreed to exchange a promissory note in the principal amount of $100,000 he held in exchange for 105,000 shares of the Company’s Series A Preferred Stock.  The exchange agreement is appended hereto as Exhibit 10.2 (the “Exchange Agreement”).

The forgoing descriptions of the Return Agreements and the Exchange Agreement are qualified by their entirety to Exhibits 10.1 and 10.2 attached hereto

Item 3.02  Recent Sale of Unregistered Securities

The sale and issuance of  105,000 shares of the Company’s previously authorized preferred stock, par value $0.001, as Series A Preferred Stock; 33,000 shares of the Company’s previously authorized preferred stock, par value $0.001, as Series B Preferred Stock; and 100,000 shares of the Company’s previously authorized preferred stock, par value $0.001, as Series C Preferred Stock was completed in accordance with the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “ Securities Act ”), and/or Section 4(2) of the Securities Act.

Item 3.03  Material Modification to Rights of Security Holders

On July 10, 2014, the Company filed with the Secretary of State of the State of Nevada Certificates of Designation (the “ Certificates of Designation ”) designated the following: 105,000 shares of the Company’s previously authorized preferred stock, par value $0.001, as Series A Preferred Stock; 33,000 shares of the Company’s previously authorized preferred stock, par value $0.001, as Series B Preferred Stock; 100,000 shares of the Company’s previously authorized preferred stock, par value $0.001, as Series C Preferred Stock (collectively the Series A, Series B and Series C shares of preferred stock are referred to as, “Preferred Stock”).. The rights, preferences, and privileges of the Preferred Stock are summarized as follows:

Series A Preferred Stock

There are 105,000 shares of our Series A Preferred stock authorized for issuance all of which are issued and outstanding as of the date of this Current Report filed on Form 8-K.  The holders of our Series A Preferred Stock are entitled to receive preferred dividends equal to 10% per annum based on a stated value of $1 per share and are cumulative.  The holders of our Series A Preferred Stock are entitled to a liquidation preference of $1.00 per share plus all accrued and unpaid dividends, prior to proceeds in the event of liquidation being paid to our common shareholders.   In addition on all matters requiring a vote of the Company’s securities holders, the holders of our Series A Preferred Stock vote along with our common stockholders casting the number of votes equal to the number of shares of Series A Preferred Stock held multiplied by three thousand (3,000). The shares of Series A Preferred stock are redeemable by the Company any time after December 31, 2014 at the liquidation amount together with any accrued and unpaid dividends..

Series B Preferred Stock

There are 33,000 shares of our Series B Preferred Stock authorized for issuance 31,000 of which are issued or outstanding as of the date of this Current Report filed on Form 8-K.  The holders of our Series C Preferred Stock are entitled to receive dividends on an “as, if and when declared basis” and the proceeds in the event of liquidation, in each case on an “as converted basis” in pari passu with the holders of our common stock. In addition on all matters requiring a vote of the Company’s securities holders, the holders of our Series B Preferred Stock vote on an “as converted” basis.  Each share of our Series B Preferred Stock is automatically convertible in to 1,000 shares of our common stock provided that there are sufficient shares authorized for delivery upon conversion of all convertible securities.  Currently there are not a sufficient number of common shares authorized to effect the conversion.

Series C Preferred Stock

There are 100,000 shares of our Series C Preferred Stock authorized for issuance none of which are issued or outstanding as of the date of this Current Report filed on Form 8-K.  The holders of our Series C Preferred Stock are entitled to receive dividends on an “as, if and when declared basis” and the proceeds in the event of liquidation, in each case on an “as converted basis” in pari passu with the holders of our common stock. In addition on all matters requiring a vote of the Company’s securities holders, the holders of our Series C Preferred Stock vote on an “as converted” basis.  Each share of our Series C Preferred Stock is automatically convertible in to 10,000 shares of our common stock provided that there are sufficient shares authorized for delivery upon conversion.  Currently there are not a sufficient number of common shares authorized to effect the conversion.

The foregoing description of the terms of the Preferred Stock are qualified in its entirety by the provisions of the Certificates of Designation filed as Exhibits 3.1, 3.2 and 3.3 attached hereto.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 10, 2014, the Company filed the Certificate of Designations with the Secretary of State of the State of Nevada to authorize the designation and issuance of 238,000 shares of Preferred Stock as described in Item 3.03 of this Current Report filed on Form 8-K.. The Certificates of Designation re attached hereto as Exhibits 3.1, 3.2 and 3.3 and are incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

3.1	Certificate of Designation Series A Preferred
3.2	Certificate of Designation Series B Preferred
3.3	Certificate of Designation Series C Preferred
10.1	Form of Return to Treasury Agreement
10.2	Exchange Agreement to Issue Series A Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALRITE CORPORATION

Date: July 21, 2014	By:	/s/ Guy Peckham
Guy Peckham
Chief Executive Officer